                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement*
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              GetThere.Com, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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*  The Registrant expects to release definitive proxy statements to securityholders on or about June 2, 2000.

                                     [LOGO]

                               GETTHERE.COM, INC.
                              4045 Campbell Avenue
                          Menlo Park, California 94025

                                                                    June 2, 2000

TO THE STOCKHOLDERS OF GETTHERE.COM, INC.

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of GetThere.com, Inc. ("GetThere" or the "Company"), which will be held at the Sheraton Palo Alto Hotel, located at 625 El Camino Real, Palo Alto, California, on Friday, June 23, 2000, at 10:00 a.m.

   Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

   It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

   On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Gadi Maier
                                          _____________________________________
                                          Gadi Maier
                                          Chief Executive Officer and
                                           President

                               GETTHERE.COM, INC.
                              4045 Campbell Avenue
                          Menlo Park, California 94025

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 23, 2000

   The Annual Meeting of Stockholders (the "Annual Meeting") of GetThere.com, Inc. (the "Company") will be held at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California, on Friday, June 23, 2000, at 10:00 a.m. for the following purposes:

     1. To elect one Class I director and the Series D1, D2, and D3 Directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

     2. To amend the Company's Amended and Restated Certificate of Incorporation to change the Company's name to "GetThere Inc." ; and

     3. To ratify the appointment of PricewaterhouseCoopers, LLP, as the Company's independent public accountants for the fiscal year ending January 31, 2001;

     4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

   The foregoing items of business are more fully described in the attached Proxy Statement.

   Only stockholders of record at the close of business on May 19, 2000 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 4045 Campbell Avenue, Menlo Park, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Kenneth R. Pelowski
                                          _____________________________________
                                          Kenneth R. Pelowski
                                          Chief Operating Officer, Chief
                                          Financial Officer, and Secretary

Menlo Park, California
June 2, 2000


                                   IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                               GETTHERE.COM, INC.
                              4045 Campbell Avenue
                          Menlo Park, California 94025

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 23, 2000

   These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of GetThere.com, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California, on Friday, June 23, 2000, at 10:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about May 31, 2000.

                               PURPOSE OF MEETING

   The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   The Company's Common Stock as well as the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock are entitled to vote at the Annual Meeting. On May 19, 2000, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 32,623,896 shares of Common Stock outstanding. Each stockholder of record on May 19, 2000 is entitled to one vote for each share of Common Stock held by such stockholder on May 19, 2000. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

   The Company's bylaws provide that the holders of a majority of the Company's Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

   Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The nominees for director in each class receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

   Proposal 2. Amendment of the Company's Certificate of Incorporation requires the approval of a majority of the outstanding shares of GetThere Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

   Proposal 3. Ratification of the appointment of PricewaterhouseCoopers, LLP, as the Company's independent public accountants for the fiscal year ending January 31, 2001 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

   Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2, FOR Proposal No. 3 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

   The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The persons who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of May 1, 2000, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. The Series D1 Director is elected by the holder of the outstanding share of Series D1 Preferred Stock. The Series D2 Director is elected by the holder of the outstanding share of Series D2 Preferred Stock. The Series D3 Director is elected by the holder of the outstanding share of Series D3 Preferred Stock. In the event the Class I Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The Nominees in each class or series receiving the highest number of affirmative votes of the shares entitled to vote for each class or series at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified. Of the Class I Directors, neither William R. Hambrecht nor Daniel Whaley is standing for re-election to the Board at the Annual Meeting.

Class I Directors
Nominee                  Age Positions and Offices Held with the Company
-----------------        --- ------------------------------------------------------------------------

Kenneth R. Pelowski..... 40  Chief Operating Officer, Chief Financial Officer, Secretary and Director

Series D1 Nominee
-----------------

Frederic F. Brace....... 42  Director

Series D2 Nominee
-----------------

Christopher D. Bowers... 52  Director

Series D3 Nominee
-----------------

Jonathan S. Linen....... 56  Director

   Kenneth R. Pelowski, 40, has served as chief operating officer and chief financial officer since March 1999 and as a director since October 1999. From September 1997 to March 1999, he served as executive vice president and chief financial officer of Preview Travel, a company that provides online travel services for small business and leisure travelers. From July 1996 to August 1997, Mr. Pelowski served as vice president of corporate development for General Instruments. From March 1995 to July 1996, he worked at Quantum Corporation, where he served as vice president for corporate planning and development. Prior to this, Mr. Pelowski spent seven years at Sun Microsystems, where he served as senior director for corporate development. Mr. Pelowski holds a B.S.E. in electrical engineering from the University of Michigan, an M.S.E. in computer engineering from Wayne State University, and an M.B.A. from the University of Michigan.

   Frederic F. Brace, 42, has served as a director since March 2000. Mr. Brace has served as senior vice president, finance for United Air Lines, Inc. ("United Air Lines") since July 1999. He joined United Air Lines in May 1988, and has held a variety of positions, including vice president, corporate development, vice president and controller, and vice president, finance, before assuming his current position. Prior to joining United Air Lines, Mr. Brace served in a variety of financial management positions with American Airlines. Mr. Brace is a trustee for the Museum of Science and Industry in Chicago. He holds a B.S. degree in industrial engineering from the University of Michigan, and an M.B.A. from the University of Chicago.

   Christopher D. Bowers, 52, has served as a director since March 2000. Mr. Bowers has served as senior vice president, North America for United Air Lines since September 1998. Prior to assuming his current position, Mr. Bowers served as senior vice president, international, since April 1995. Mr. Bowers joined United Air Lines in 1973 and has held a variety of marketing and sales positions, including district sales manager in

Detroit, vice president-market management, and vice president-general sales manager. Mr. Bowers has served as national chairman of the Travel Industry Association of America and currently serves as a member of the Executive Committee for the Chicagoland Chamber of Commerce and a trustee of the Field Museum in Chicago. He holds a B.A. degree in business administration from Monmouth College. Mr. Bowers served in the United States Army from July 1969 to May 1972, attaining the rank of captain.

   Jonathan S. Linen, 56, has served as a director since March 2000. He has served as vice chairman of American Express Company since August 1993. Mr. Linen joined American Express Company in 1969 as assistant to the Chairman, and has held a variety of positions with American Express Company since that time, including president of the travel services division, president of the direct marketing group, and president and chief operating officer of American Express Travel Related Services Company, Inc. ("American Express"). Mr. Linen also served for three years as president and chief executive officer of Shearson Lehman Brothers. He is a member of the Council on Foreign Relations and the U.S.-Japan Business Council, chairman of the Board of Trustees of the National Urban League, chairman of the International Golf Association, a member of the Board of Governors of the American Red Cross, and a member of the Board of Directors of Bausch & Lomb. Mr. Linen holds a B.A. from Williams College, and graduated from the Management Development Program at Harvard Business School. He also served in the United States Army.

              Continuing Directors--Class II (Term Ending in 2001)

   Jeffrey D. Brody, 40, has served as a director since April 1996. Mr. Brody is currently a general partner at Brentwood Venture Capital, which he joined in April 1994, and a managing director of Redpoint Ventures, a firm he co-founded in October 1999. From December 1988 to April 1994, Mr. Brody was senior vice president of Comdisco Ventures, a venture leasing company. Mr. Brody is a member of the board of directors of Concur Technologies and NextCard, Inc., and serves on the compensation committee for both companies. Mr. Brody also serves on the board of directors of several private companies. He received his B.S. in engineering from the University of California, Berkeley, and his M.B.A. from the Stanford University Graduate School of Business.

   John Ueberroth, 57, has served as a director since April 1996. Mr. Ueberroth has served as president, chief executive officer, and a director of Ambassadors International, Inc., an educational travel, travel services and performance improvement company, since 1995, and as president of Ambassadors Performance Group, Inc. from April 1999 to April 2000. Since 1989, Mr. Ueberroth has been a principal of The Contrarian Group, an investment management company. From 1990 to 1993, he served as chairman and chief executive officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as president of Carlson Travel Group. He currently serves as co-chairman and is a director of SatoTravel. Mr. Ueberroth received his B.S. in business administration from the University of California, Berkeley, and his M.B.A. from the University of Southern California. Mr. Ueberroth also served as a Lieutenant in the United States Navy.

             Continuing Directors--Class III (Term Ending in 2002)

   Gadi Maier, 43, has served as president, chief executive officer and as a director since January 1999. From August 1997 to December 1998, he served as chief executive officer of Memco Software, which provides security technology as well as UNIX and NT security software. Prior to Memco, Mr. Maier served as vice president and general manager for Cisco Systems' Internet Business Unit from June 1996 to August 1997. From September 1988 to June 1996, Mr. Maier worked at Oracle Corporation, where he held various senior management positions, including founder of Oracle/Japan, general manager for new technologies, and head of worldwide sales and operations for the Network Computer Division. Mr. Maier received his B.S. in natural resource economics as well as his M.B.A. in marketing and finance from the University of California, Berkeley.

   Dale J. Vogel, 55, has served as a director since April 1997. Mr. Vogel is currently a partner with U.S. Venture Partners, and has been with the firm since April 1990. From July 1984 until April 1990, Mr. Vogel was a partner with Norwest Venture Capital. He served as president of K2 Corporation from 1980 until 1984.

Mr. Vogel currently serves on several private company boards. Mr. Vogel received his B.S. in industrial engineering from San Jose State University, and his M.B.A. from Harvard Business School.

   Richard D.C. Whilden, 66, has served as chairman of the board of directors and as a director since May 1996. He served as the Company's chief executive officer from March 1998 until January 1999. Mr. Whilden currently serves as a principal of the Contrarian Group, an investment management company. He is a director of Ambassadors International, Inc., an educational travel, travel services and performance improvement company. Mr. Whilden was formerly chairman and chief executive officer of Independent Bancorp of Arizona, which was sold to Norwest Bank in 1995. Prior to that he was an executive vice president for TRW where he was responsible for all of TRW's consumer credit reporting and related information services businesses. Earlier at TRW he had extensive management responsibilities in their aerospace division. Mr. Whilden received his B.S. in business from the University of the Redlands.

                   Board of Directors Meetings and Committees

   During the fiscal year ended January 31, 2000, the Board of Directors held ten (10) meetings and acted by written consent on eleven (11) occasions. For such fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of the total number of meetings or actions by written consent of the Board of Directors. During the fiscal year ended January 31, 2000, the Board of Directors had two standing committees: the Audit Committee and the Compensation Committee.

   During the fiscal year ended January 31, 2000, the Audit Committee of the Board of Directors held three (3) meetings. The Audit Committee was created on August 16, 1999 and became effective on the effective date of the Company's initial public offering of its securities, November 22, 1999. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's accountants, the scope of the annual audits, fees to be paid to the Company's accountants, the performance of the Company's accountants and the accounting practices of the Company. The members of the Audit Committee during the fiscal year ended January 31, 2000 were Richard D.C. Whilden and Dale J Vogel. The members of the Audit Committee for the fiscal year ended January 31, 2001 will be the same as for the previous fiscal year.

   During the fiscal year ended January 31, 2000, the Compensation Committee of the Board of Directors held three (3) meetings and acted by written consent on six (6) occasions. The Compensation Committee was created on August 16, 1999 and became effective on the effective date of the Company's initial public offering of its securities, November 22, 1999. The Compensation Committee reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's stock purchase, equity incentive and stock option plans, and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee during the fiscal year ended January 31, 2000 were Jeffrey D. Brody, John Ueberroth and Dale J.Vogel. The members of the Compensation Committee for the fiscal year ended January 31, 2001 will be the same as for the previous fiscal year.

   The Board of Directors did not have a Nominating Committee during the fiscal year ended January 31, 2000.

Director Compensation

   Directors receive no cash remuneration for serving on the Board of Directors. Non-employee Board members are eligible for option grants pursuant to the provisions of the Company's 1999 Directors' Stock Option Plan. Under the 1999 Directors' Stock Option Plan, each non-employee director is eligible to receive an initial option to buy 50,000 shares on the effective date of the Company's initial public offering. Each individual who first becomes a non-employee Board member after the date of the Company's initial public offering will be eligible to receive an option to purchase 50,000 shares of the Company's Common Stock on the date such individual joins the Board ("Initial Grant"). In addition, at each Annual Meeting of Stockholders, each non-employee director who will continue to serve as a member of the Board after such meeting will be eligible to receive an additional option to purchase 12,500 shares of Common Stock ("Annual Grant").

However, a director will not receive an Annual Grant in the same calendar year that he received an Initial Grant. The exercise price for each option granted under the 1999 Directors' Stock Option Plan will be equal to the fair market value per share of the Common Stock on the automatic grant date. Each Initial Grant will become vested with respect to 12.5% of the option shares upon the completion of 6 months of service from the date of grant and with respect to an additional 2.08% of the option shares upon the completion of each of the next 42 months of service. Each Annual Grant will vest in equal monthly installments over the one-year period following the date of grant.

   Pursuant to the 1999 Directors' Stock Option Plan, Messrs. Brody, Whilden, Ueberroth and Vogel, each a non-employee Board member, will receive an option to purchase 12,500 shares of the Company's Common Stock on the date of the Annual Meeting at an exercise price per share equal to the fair market value of the Company's Common Stock per share on the date of the Annual Meeting.

   Directors who are also employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1999 Stock Incentive Plan and are also eligible to participate in the Company's 1999 Employee Stock Purchase Plan.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

                                 PROPOSAL NO. 2

            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

   The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to change the Company's official name to "GetThere Inc." Accordingly, the Board of Directors has unanimously approved the proposed Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, in the form attached hereto as Exhibit A (the "Certificate of Amendment"), and hereby solicits the approval of the Company's stockholders of the Certificate of Amendment. If the stockholders approve the Certificate of Amendment, the Board of Directors currently intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. If the Certificate of Amendment is not approved by the stockholders, the existing Certificate of Incorporation will continue in effect.

   The Board believes that the change to the Certificate of Amendment will not result in any material adverse effect on the Company's stockholders.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 3

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

   The Company is asking the stockholders to ratify the appointment of PricewaterhouseCoopers, LLP, as the Company's independent public accountants for the fiscal year ending January 31, 2001. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

   PricewaterhouseCoopers, LLP, has audited the Company's financial statements since fiscal year 1997. Its representatives are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS, LLP, TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 31, 2001.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of May 1, 2000, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                Number of Shares
                                                  Beneficially   Percentage of
Name and Address of Beneficial Owners               Owned(1)        Class(2)
-------------------------------------           ---------------- -------------
United Air Lines(3)............................     9,429,935        28.71%
American Express(4)............................     4,831,546        14.71%
Entities associated with Brentwood
 Associates(5).................................     2,543,293         7.74%
Entities associated with U.S. Venture
 Partners(6)...................................     2,634,277         8.02%
Gadi Maier(7)..................................     1,800,000         5.48%
Kenneth R. Pelowski(8).........................       810,000         2.47%
Daniel Whaley..................................     1,240,000         3.78%
Eric R. Sirkin(9)..............................       505,000         1.54%
Richard D. C. Whilden(10)......................       833,250         2.54%
Christopher D. Bowers(11)......................     9,430,935        28.72%
Frederic F. Brace(12)..........................     9,432,935        28.72%
Jeffrey D. Brody(13)...........................     2,565,584         7.81%
William R. Hambrecht(14).......................       122,291            *
Jonathan S. Linen(15)..........................     4,831,546        14.71%
John Ueberroth(16).............................     1,687,204         5.14%
Dale J. Vogel(17)..............................     2,660,568         8.10%
All directors and executive officers as a
 group(12 persons)(18).........................    26,489,378        80.66%

--------
  * Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.
 (1) Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of May 1, 2000 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder. Unless otherwise indicated in these footnotes, the address of each of the individuals listed in the table is c/o GetThere.com, Inc., 4045 Campbell Avenue, Menlo Park, CA 94025.
 (2) Percentage ownership is based on 32,842,663 shares of Common Stock outstanding on May 1, 2000.

 (3) Includes rights to purchase or warrants to purchase 3,369,060 shares. All shares are owned by United Air Lines through its wholly-owned subsidiary, Covia LLC. The address of United Air Lines is 1200 East Algonquin Road, Elk Grove Township, Illinois 60007.
 (4) Includes warrants for 1,460,046 shares. The address of American Express is American Express Tower, 49th Floor, World Financial Center, 200 Vesey Street, New York, New York 10285.
 (5) Includes 2,477,653 shares held of record by Brentwood Associates, VII, L.P. and 65,640 shares of record held by Brentwood Affiliates Fund, L.P. The address of Brentwood Associates is 11150 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90025.
 (6) Includes 2,370,849 shares held of record by U.S. Venture Partners V, L.P., 131,714 shares held of record by USVP V International, L.P., 57,954 shares held of record by USVP V Entrepreneur Partners, L.P., and 73,760 shares held of record by 2180 Associates Fund V, L.P. The address of U.S. Venture Partners is 2180 Sand Hill Road, Menlo Park, California 94025.
 (7) Includes 125,000 shares held of record by the Gadi Maier Annuity Trust, 125,000 shares held of record by the Marlene Maier Annuity Trust, and 4,500 shares held of record in irrevocable trusts for the benefit of Mr. Maier's children. Also includes personal options immediately exercisable for 743,675 shares.
 (8) Includes 585,000 shares held of record by the Pelowski/Mirek Living Trust, and 40,000 shares held of record by the Pelowski/Mirek Children's Trust.
 (9) Includes personal options immediately exercisable for 225,000 shares.
(10) Includes 586,250 shares held of record by the Whilden Family Revocable Trust and 50,000 shares held of record by the Whilden Family Irrevocable Trust. Also includes personal options immediately exercisable for 15,000 shares.
(11) Includes 9,429,935 shares, rights to purchase shares, or warrants held by United Air Lines. Mr. Bowers disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in United Air Lines.
(12) Includes 9,429,935 shares, rights to purchase shares, or warrants held by United Air Lines. Mr. Brace disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in United Air Lines.
(13) Includes 2,477,653 shares held of record by Brentwood Associates, VII, L.P. and 65,640 shares of record held by Brentwood Affiliates Fund, L.P. Mr. Brody is the general partner of both the Brentwood Associates Fund and the Brentwood Affiliates Fund. Mr. Brody disclaims beneficial interest in such shares, except as to his pecuniary interest in both entities. Also includes personal options immediately exercisable for 15,000 shares, and options to purchase 7,291 shares that will become exercisable within 60 days after May 1, 2000.
(14) Includes 25,000 shares held of record by the 1980 Hambrecht Revocable Trust and 25,000 shares held of record by WR Hambrecht + Co. Also includes personal options immediately exercisable for 65,000 shares, and options to purchase 7,291 shares that will become exercisable within 60 days after May 1, 2000.
(15) Includes 4,831,546 shares held of record by American Express. Mr. Linen disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in American Express.
(16) Includes 1,624,163 shares held of record by ITN Joint Venture. Mr. Ueberroth currently serves as president of Ambassadors International, Inc., which owns stock in the ITN Joint Venture. Mr. Ueberroth exercises voting and investment control over these shares. He disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in Ambassadors International, Inc. Also includes personal options immediately exercisable for 15,000 shares, options to purchase 7,291 shares that will become exercisable within 60 days after May 1, 2000, and 750 shares held by Mr. Ueberroth's son.
(17) Includes 2,370,849 shares held of record by U.S. Venture Partners V, L.P., 131,714 shares held of record by USVP V International, L.P., 57,954 shares held of record by USVP V Entrepreneur Partners, L.P., and 73,760 shares held of record by 2180 Associates Fund V, L.P. (collectively, the "USVP Entities"). Mr. Vogel has an "assignee interest in" and is referred to as a "venture partner" of Presidio Management Group V, LLC, which is the general partner of each of the USVP Entities. Mr. Vogel does not share voting or disposition control over these holdings. He disclaims beneficial interest in such shares, except as to his pecuniary interest therein arising as a result of this "assignee interest in" Presidio Management

    Group V, LLC. Also includes personal options immediately exercisable for 15,000 shares, and options to purchase 7,291 shares that will become exercisable within 60 days after May 1, 2000.
(18) Includes personal options immediately exercisable for 1,093,675 shares and option to purchase 29,164 shares that will become exercisable within 60 days after May 1, 2000.

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee of the Company's Board of Directors (the "Compensation Committee" or the "Committee") currently consists of John Ueberroth, Jeffrey D. Brody and Dale J. Vogel. No member of the Compensation Committee was an officer or employee of the Company during fiscal year 2000.

   The Compensation Committee has the exclusive authority to establish the level of base salary payable to the chief executive officer ("CEO") and the other executive officers of the Company and to administer the Company's option plans and its employee stock purchase plan. In addition, the Committee has the responsibility for approving the individual bonus programs for the CEO and the other executive officers. The Committee is composed of non-employee directors and meets on a scheduled basis to evaluate the effectiveness of the compensation program in linking Company performance and executive pay. Additionally, the Committee is routinely consulted to approve the compensation package of a newly hired executive officer or of an executive officer whose scope of responsibility has changed significantly.

   For the fiscal year ended January 31, 2000, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company's other executive officers. However, the Committee made the final compensation decisions concerning such officers.

Compensation Philosophy

   The Company's overriding compensation philosophy is to link business achievement with executive compensation, thus enhancing the Company's ability to attract, retain, and motivate executives. To accomplish this, the Company has a pay-for-performance compensation system that rewards executive officers who contribute to the Company's success. This is achieved by:

  . Providing total cash compensation opportunities that appropriately reflect individual responsibilities and performance.

  . Reinforcing business strategy by rewarding executive officers for above average performance through above average incentive plans, which in turn generate appropriate total cash compensation levels.

  . Linking executive officer compensation to operating performance, thus increasing shareholder value.

  . Promoting teamwork to achieve the highest quality customer service within a quality work environment, supporting of customer as well as Company objectives.

  . Designing long-term oriented compensation programs that support the Company's commitment to provide continuous high quality service to its customers.

   To accomplish these objectives, the Company utilizes a performance based pay plan. The Compensation Committee believes that high level executive performance is essential for the Company's continued success, and that compensation can be an effective tool to encourage and reward executive officers. The pay plan includes the following components:

  . Base pay programs, with competitive annual salaries and annual increase opportunity strongly linked to performance.

  . Variable compensation programs, which are used as the primary tool to motivate the behavior required to achieve company goals.

  . Positions with the greatest influence on Company performance have the greatest emphasis on variable pay.

  . Long-term incentives, composed of stock options, are awarded based on Company performance and individual contribution to the Company's success.

   The Company's compensation philosophy is to set base salary levels, annual bonuses and long-term incentive compensation above an average of select corporations to which the Company compares its executive compensation. The Company selects these corporations on the basis of many factors, including their size and complexity, the nature of their business, the regions in which they operate, the structure of their compensation programs and the availability of compensation information. The Company believes that above-average compensation levels are necessary to attract and retain high caliber executives necessary for the successful conduct of the Company's business.

   Each component of the Company's executive officer compensation program serves a specific purpose in meeting the Company's objectives. The components are described below, except for any differences rising from certain provisions of employment agreements that the Company has entered into or may enter into upon hiring an executive officer.

   Base Salary. The Compensation Committee reviews the base salaries of the Company's executive officers annually. When setting base salary levels, the Committee considers competitive market data and conditions for executive compensation, Company performance and individual performance.

   The measures of individual performance considered in setting fiscal year 2000 compensation included, to the extent applicable to an individual executive officer, quantitative and qualitative factors such as the Company's financial performance in the principal area of responsibility of the executive officer (including such measures as gross margin, revenue and customer satisfaction), the individual's progress toward non-financial goals within his area of responsibility, individual performance, experience and level of responsibility and other contributions made to the Company's success. Payment of base salary is not conditioned upon the achievement of any specific, pre-determined performance targets.

   Annual Bonus. The Company's cash bonus program is intended to motivate executives to work effectively to achieve the Company's financial performance objectives and to reward them when objectives are met. Given that the majority of the management team was hired at the end of fiscal year 1999, fiscal year 2000 executive bonus payments for Messrs. Maier, Pelowski, Sirkin and Whaley were based upon a combination of one year guaranteed bonus and board discretion.

   Long-Term Incentive Compensation. The Company believes that option grants align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, give executive officers a long-term interest in the Company's success, and help retain key executive officers in a competitive market.

   Option grants are made to executive officers whose contributions have or will have a significant impact on the Company's long-term performance. Options are not necessarily granted to each executive officer during each year. Typically, and except as otherwise may be provided in an employment agreement with an executive officer, options granted to executive officers vest at a rate of 12.5% after six months of service and 2.08% per month thereafter over the next 42 months of service and expire ten years from the date of grant.

   Benefits. The Company believes that it must offer a competitive benefit program to attract and retain key executives. During fiscal year 2000, the Company provided medical, dental, vision and other benefits to its executive officers that are generally available to the Company's other employees.

   Compensation of the CEO. The chief executive officer's compensation for fiscal year 2000 included the same elements and measures of performance as the compensation of the Company's other executive officers.

   Tax Limitation. Under the Federal tax laws, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders were asked to approve a limitation under the Company's 1999 Stock Incentive Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1999 Stock Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the fiscal year ended January 31, 2001 will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

   Submitted by:John Ueberroth
   Jeffrey D. Brody
   Dale J. Vogel

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee of the Company's Board of Directors was formed in August 1999, and the members of the Compensation Committee during the fiscal year ended January 31, 2000 were Messrs. Jeffrey D. Brody, John Ueberroth and Dale J. Vogel. None of these individuals was at any time during the fiscal year ended January 31, 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            STOCK PERFORMANCE GRAPH

   The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between November 23, 1999 (the date the Company's Common Stock commenced public trading) and January 31, 2000, with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq U.S. Index") and (ii) S & P Computers (Software and Services) Index (the "Computer (Software & Svc)-500"), over the same period. This graph assumes the investment of $100.00 on November 23, 1999 in the Company's Common Stock, the Nasdaq U.S. Index and the Computer (Software & Svc)-500, and assumes the reinvestment of dividends, if any.

   The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Standard & Poor's Compustat Total Return Service, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG GETTHERE.COM, INC., THE NASDAQ U.S.
               INDEX AND THE COMPUTER (SOFTWARE & SVC)-500 INDEX




                                                          INDEXED RETURNS
                                                           Months Ending

                                                      Base
                                                     Period
                                                     23 Nov
Company / Index                                        99   Nov 99 Dec 99 Jan 00
---------------                                      ------ ------ ------ ------
GETTHERE.COM, INC...................................  100   103.83 164.29 120.41
COMPUTER (SOFTWARE&SVC)-500.........................  100    96.58 122.35 100.89
NASDAQ U.S. INDEX...................................  100    99.20 121.96  96.66

   The Company effected its initial public offering of Common Stock on November 22, 1999 at a price of $16.00 per share and trading of the Company's Common Stock commenced on November 23, 1999. The graph above commences with the price of $24.50 per share on November 23, 1999.

   Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

   The following Summary Compensation Table sets forth information concerning compensation earned during the fiscal years ended January 31, 2000 and January 31, 1999 by the Company's chief executive officer and each of the Company's other executive officers (collectively, the "Named Officers").

                           Summary Compensation Table

                                            Annual                 Long-Term
                                         Compensation             Compensation
                                       -----------------             Awards
                                                                   Number of
                                                                   Securities
                                                                   Underlying
Name and Principal Position            Year Salary($)(1) Bonus($)  Options(#)
---------------------------            ---- ------------ -------- ------------
Gadi Maier(2)......................... 2000   $300,000   $200,000  1,700,000
 President and Chief Executive Officer 1999     20,769               100,000

Kenneth R. Pelowski(3)(4)............. 2000    144,712    140,000    675,000
 Chief Operating Officer & Chief
  Financial Officer                    1999        --         --         --

Eric R. Sirkin(5)..................... 2000    165,000    100,000    225,000
 Vice President, Engineering           1999     22,212               450,000

Daniel Whaley......................... 2000    161,154     50,000    315,000
 Chief Technology Officer              1999    155,385      4,000        --

--------
(1) Salary includes amounts deferred under the Company's 401(k) Plan.
(2) Mr. Maier was employed on December 28, 1998, and was appointed president and chief executive officer on January 11, 1999.
(3) Mr. Pelowski was employed as chief operating officer and chief financial officer on March 29, 1999.
(4) Mr. Pelowski purchased 125,000 shares of restricted stock on June 1, 1999 pursuant to a Stock Purchase Agreement. Mr. Pelowski will vest in 1/24th of the shares of restricted stock for each month of service from and after March 29, 1999. If his employment is involuntarily terminated within 18 months following a change in control of GetThere, his shares will fully vest. As of January 31, 2000, Mr. Pelowski had vested in 52,083.33 of the restricted shares and the restricted shares had a value of $3,562,500, which represents 125,000 shares valued at $29.50 per share less $1.00, the price paid per share.
(5) Dr. Sirkin was employed as vice president, engineering on December 7, 1998.

Stock Options Granted in Last Fiscal Year

   The following table provides information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended January 31, 2000 to the Named Officers. No stock appreciation rights were granted during such fiscal year to the Named Officers.

                       Option Grants in Last Fiscal Year

                                                                               Potential
                                                                           Realizable Value
                                                                           at Assumed Annual
                                                                            Rates of Stock
                                                                                 Price
                                                                           Appreciation for
                                      Individual Grants(1)                  Option Term(2)
                         ------------------------------------------------- -----------------
                          Number of      % of Total
                         Securities       Options
                         Underlying      Granted to   Exercise
                           Options       Employees    Price Per Expiration
Name                     Granted (#)   in Fiscal Year Share($)     Date     5%($)   10%($)
----                     -----------   -------------- --------- ---------- ------- ---------
Gadi Maier..............    149,096(3)      2.09%       $1.00   2/25/2009   93,766   237,621
                          1,494,579(4)     20.95%       $1.00   2/25/2009  939,933 2,381,974
                             56,325         0.79%       $7.00   8/15/2009  247,957   628,373

Kenneth R. Pelowski.....    500,000         7.01%       $1.00   4/14/2009  314,447   796,871
                            175,000         2.45%       $7.00   8/15/2009  770,396 1,952,335

Eric R. Sirkin..........     80,000(5)      1.12%       $1.00    5/2/2009   50,312   127,499
                             20,000(6)      0.28%       $7.00    5/2/2009   12,578    31,875
                            125,000         1.75%       $7.00   8/15/2009  550,283 1,394,525

Daniel Whaley...........    315,000         4.41%       $1.00   4/14/2009  198,102   502,029

--------
(1) The Company granted options to purchase 7,135,712 shares of Common Stock during the fiscal year ended January 31, 2000. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination if the optionee's service with the Company ceases. The plan administrator has the discretion to accelerate the vesting of options upon a change in control. All options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant. The exercise price may be paid in cash, check, promissory note, in shares of the Company's Common Stock valued at fair market value on the exercise date or a broker-assisted cashless exercise procedure. Except for the option grants described below in footnotes (3) through (6), the options vest with respect to 12.5% of the option shares upon the completion of six months of service after the vesting commencement date and with respect to 2.08% of the option shares upon completion of each month of service thereafter for the next 42 months.
(2) The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the current date. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Officers.
(3) Mr. Maier's option grant fully vests upon the earliest of 12 months of continuous service after the vesting date, the date of death, the date his service terminated because of disability, or the date when GetThere is subject to a change in control.
(4) Mr. Maier's option grant vests at a rate of 2.08333% of the option shares upon the completion of each month of continuous service from the vesting commencement date. Upon a change in control during

   Mr. Maier's first year of employment, 60% of the option shares shall vest. Upon a change in control during Mr. Maier's second year of service, 80% of the option shares shall vest as well as 1.667% of the option shares for each month of service completed by Mr. Maier in excess of 12. Upon a change in control after Mr. Maier has completed 2 years of service but before he terminates employment, 2.08333% of the total number of option shares shall vest each month of his service after the change in control. If, after a change in control, Mr. Maier is terminated by the Company without cause or he voluntarily resigns following a material reduction in title or duties, a material reduction in base salary or receipt of notice that the Company is relocating more than 35 miles from his principal workplace, the remaining unvested shares will become vested. If Mr. Maier dies or his service is terminated due to disability, he will vest as if he worked an additional 12 months of service.
(5) Mr. Sirkin's option grant vests as follows: 12,500 of the option shares upon the completion of six months of continuous service, 2,083.33 of the option shares upon the completion of each of the next 32 months, and 833.33 option shares upon the completion of the following month.
(6) Mr. Sirkin's option grant vests as follows: 1,250 of the option shares upon the completion of the 39th month of continuous service after the vesting commencement date and 2,083.33 of the option shares upon the completion of each month thereafter.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

   The following table provides the specified information concerning exercises of options during fiscal year 2000 and unexercised options held as of January 31, 2000 by the Named Officers.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                   Number of
                                                  Securities
                          Shares                  Underlying
                         Acquired                 Unexercised    Value of Unexercised
                            on        Value    Options at Fiscal in-the-Money Options
                         Exercise  Realized($)    Year End(#)      at FY-end($)(1)
                         --------- ----------- ----------------- --------------------
Name                                           Vested  Unvested   Vested    Unvested
----                                           ------- --------- --------- ----------
Gadi Maier.............. 1,000,000       0     249,096   550,904 7,099,236 15,362,814

Kenneth R. Pelowski.....   500,000       0           0   175,000         0  3,937,500

Eric R. Sirkin..........   280,000       0      83,540   311,460 2,380,890  8,126,610

Daniel Whaley...........   315,000       0     332,636 1,037,364 9,480,126 27,426,924


--------
(1) Based on the fair market value of the Company's Common Stock per share at January 31, 2000 ($29.50) less the exercise price per share payable for such shares.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

   Gadi Maier. GetThere entered into an employment agreement, dated January 11, 1999, with Gadi Maier, GetThere's president and chief executive officer. Under the agreement, Mr. Maier's annual salary may not be less than $240,000, and he is entitled to an annual bonus of at least $60,000. The agreement further provides that Mr. Maier will receive options to purchase 1,743,675 shares of GetThere's common stock at an exercise price of $1.00 per share, which was the fair market value at the time of grant (as determined by GetThere's Board of Directors). One-seventh of the option shares vests when he completes 12 months of service, and the balance vests in a series of equal installments when he completes each of his 48 months of service. All or part of the option shares will vest on an accelerated basis if Mr. Maier's service terminates because of his death or disability or if GetThere is subject to a change in control. Mr. Maier has registration rights with respect to his option shares. If Mr. Maier is actually or constructively discharged without cause, he is entitled to a lump sum severance benefit equal to his base salary and minimum bonus for a period of nine months (if the discharge occurs before January 12, 2000) or a period of 12 months (if the discharge occurs on or after January 12,

2000). During the same period, group insurance coverage will continue and Mr. Maier will be subject to a non-competition covenant. GetThere will also reimburse Mr. Maier for a part of any excise tax imposed on him under section 4999 of the Internal Revenue Code as the result of a severance payment or option acceleration following a change in control.

   Kenneth R. Pelowski. GetThere entered into an employment agreement with the Company's chief operating officer and chief financial officer, Kenneth R. Pelowski, dated March 25, 1999. Under the agreement, he is entitled to an annual salary of $175,000 and a cash bonus of up to $50,000 per year. He was also entitled to an option to purchase 500,000 shares of GetThere's common stock with an exercise price of $1.00 per share, which was the fair market value at the time of grant (as determined by GetThere's Board of Directors). These shares are subject to the Company's standard vesting schedule, which provides that one-eighth of the shares vest after six months of service and the balance vests in equal monthly installments over the next 42 months of continuous service. If Mr. Pelowski is actually or constructively discharged within 18 months after GetThere is subject to a change in control, then all shares vest. GetThere will reimburse Mr. Pelowski for a part of any excise tax imposed on him under section 4999 of the Internal Revenue Code as the result of a severance payment or option acceleration following a change in control. In connection with his employment with the Company, Mr. Pelowski assigned a business concept to the Company. In return, GetThere granted him 125,000 restricted shares of common stock. These shares vest in 24 equal monthly installment commencing on March 29, 1999, subject to Mr. Pelowski's continuing service.

   Eric R. Sirkin. On November 16, 1998, GetThere entered into an agreement with Eric R. Sirkin, the Company's vice president of engineering. Under the agreement, Dr. Sirkin's minimum salary is $165,000 per year. He was also entitled to receive an option covering 450,000 shares of GetThere's common stock. These shares are subject to the Company's standard vesting schedule, which provides that one-eighth of the shares vest after six months of service and the balance vests in equal monthly installments over the next 42 months of continuous service. The agreement further provides that these shares will vest in full if GetThere is subject to a change in control. If the Company terminates Dr. Sirkin's employment without cause, he is entitled to four months' salary.

   The Company's Board of Directors has the authority under the 1999 Stock Incentive Plan to accelerate the exercisability of outstanding options, or to accelerate the vesting of the shares of Common Stock subject to outstanding options, held by all optionees, including the chief executive officer and the other Named Officers, if a change in control occurs.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Since February 1, 1999, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (i) compensation agreements and other arrangements, which are described where required in Employment Contracts and Change in Control Arrangements and (ii) the transactions described below. Also, United Air Lines and American Express are currently customers of the Company, and purchase services on an ongoing basis from the Company. In the past fiscal year, the Company provided services to United Air Lines in the amount of $7,261,000. The Company recognized $890,967 of revenue from its relationship with American Express in the past fiscal year.

   The following table summarizes the shares of Preferred Stock purchased by the Named Officers, directors and 5% stockholders of the Company and persons and entities associated with them in Private Placement Transactions.

                            Shares of Series C Shares of Series E              Value at
                               Convertible        Convertible                 $29.50 per
                             Preferred Stock    Preferred Stock   Amount paid   Share
                            ------------------ ------------------ ----------- ----------
                                                                      (in thousands)
   United Air Lines........          --            1,500,000        $18,750    $44,250
   American Express........      875,423           2,121,076         31,000     88,397
   ITN Joint Venture.......          --               80,000          1,000      2,360

   Shares held by all affiliated persons and entities have been aggregated. Share numbers and purchase price information are reflected on an as if converted into shares of common stock basis. See "Principal Stockholders" for more detail on shares held by these purchasers. The per share price for the series C convertible preferred stock was $5.125. The per share purchase price for the series E convertible preferred stock was $12.50. Frederic F. Brace and Christopher D. Bowers, two of the Company's directors, are affiliates of United Air Lines. John Ueberroth, one of the Company's directors, is an affiliate of the ITN Joint Venture.

   In addition to the shares listed above, GetThere issued the following warrants:

  . a warrant to purchase 375,000 shares of the Company's common stock at an exercise price of $16.50 per share, a warrant to purchase 730,023 shares of the Company's series E convertible preferred stock at an exercise price of $21.00 per share and a warrant to purchase 730,023 shares of the Company's series E convertible preferred stock at an exercise price of $31.00 per share to American Express.

                                       Warrants     Warrants
                            Warrants for Series C for Series E
                              for    Convertible  Convertible                 Value at
                             Common   Preferred    Preferred     Aggregate   $29.50 per
                             Stock      Stock        Stock     Consideration   Share
                            -------- ------------ ------------ ------------- ----------
   United Air Lines........     --    1,136,821          --       $12,732     $33,536
   American Express........ 375,000         --     1,460,046       44,149      44,178

   Under the terms of the Company's Shareholders Agreement, United Air Lines and a number of the Company's stockholders, including chief technical officer Daniel Whaley, Richard D.C. Whilden, chairman of the Board of Directors, entities affiliated with Brentwood Associates, ITN Joint Venture and entities affiliated with U.S. Venture Partners are subject to a standstill agreement. Under the standstill agreement, the above investors agree that they will not:

  . acquire, attempt to acquire or participate in the acquisition of voting securities that places their holdings of GetThere's voting securities above a specified percentage;

  . participate in the solicitation of proxies in opposition to any proxy solicitation being conducted by the Company; or

  . enter into any agreements or substantive discussions with any third party regarding the acquisition of GetThere's business or the solicitation of proxies.

   The standstill agreement terminates on the earlier of:

  . May 10, 2001;

  . a breach by a party to the agreement other than United Air Lines or Covia
    (a wholly-owned subsidiary of United Air Lines), unless the breach is unintentional and cured within specified times; or

  . a third party's:

    . commencement of or publicly announced intention to acquire or beneficially own 15% or more of GetThere's outstanding stock (or 10% or more of our outstanding stock in the case of certain specified companies);

    . acquisition or beneficial ownership of 15% or more of GetThere's outstanding stock (or 10% or more of our outstanding stock in the case of certain specified companies), provided that the third party has also filed a Schedule 13D reserving the right to hold the securities with the purpose of changing or influencing control over GetThere;

    . acquisition of all or substantially all of GetThere's assets;

    . agreement to acquire GetThere or public announcement of its intention to acquire GetThere;

    . solicitation of proxies in opposition to any proxy solicitation being conducted by GetThere; or

    . entering into substantive discussions with GetThere's Board of Directors or any of its executive officers with knowledge of any four members of GetThere's Board of Directors regarding any of the foregoing actions.

   In addition, American Express is subject to a standstill agreement. Under this agreement, it has agreed that it will not:

  . acquire, attempt to acquire or participate in the acquisition of voting securities that places their holdings of GetThere's voting securities above a specified percentage;

  . participate in the solicitation of proxies in opposition to any proxy solicitation being conducted by GetThere; or

  . enter into any agreements or substantive discussions with any third party regarding the acquisition of GetThere's business or the solicitation of proxies.

   The standstill agreement terminates on the earlier of:

  . May 10, 2001;

  . a breach of the standstill agreement by any of the parties other than American Express, unless the breach is unintentional and is cured within specified times;

  . an occurrence of a termination event as it is defined in the Company's
    Amended and Restated Shareholders Agreement, dated September 14, 1999; or

  . a third party's:

    . commencement of or publicly announced intention to acquire or beneficially own 12.5% or more of GetThere's outstanding stock (or 10% or more of GetThere's outstanding stock in the case of certain specified companies, or 30% or more of GetThere's outstanding stock if the third party is United Air Lines or any of its affiliates);

    . acquisition of beneficial ownership of 12.5% or more of GetThere's outstanding stock (or 10% or more of GetThere's outstanding stock in the case of certain specified companies, or 30% or more of GetThere's outstanding stock if the third party is United Air Lines or any of its affiliates), provided that the third party has also filed a
      Schedule 13D reserving the right to hold the securities with the purpose of changing or influencing control over GetThere;

    . filing of a notification and report form under the Hart-Scott-Rodino
      Act, reflecting an intent to acquire all or substantially all of GetThere's assets;

    . acquisition of all or substantially all GetThere's assets;

    . agreement to acquire GetThere or substantially all of GetThere's assets, or to beneficially own 12.5% or more of GetThere's outstanding stock, if the third party has not also entered into a similar standstill agreement;

    . solicitation of proxies in opposition to any proxy solicitation being conducted by GetThere;

    . or public announcement of its intention to undertake any of the foregoing actions.

Employment-Related Agreements

   In connection with Mr. Pelowski's employment with the Company, he assigned a business concept to the Company. In return, the Company issued to him 125,000 restricted shares of common stock. These shares vest in 24 equal monthly installments commencing on March 29, 1999, subject to Mr. Pelowski's continuing service with the Company.

American Express

   In September 1999, GetThere entered into a Web Services and Travel Agreement under which American Express has agreed to promote and sell customized, co-branded versions of the Company's Internet-based travel procurement services to their customers and potential customers.

   In September 1999, American Express purchased one share of GetThere's series D3 convertible preferred stock. As the holder of the outstanding share of series D3 convertible preferred stock, American Express has the right to elect a representative to the Company's Board of Directors. Jonathan S. Linen currently fills the series D3 Board seat.

United Air Lines

   In connection with United Air Lines' purchase of 1,500,000 shares of GetThere's series E convertible preferred stock on September 14, 1999, GetThere issued to United Air Lines a warrant to purchase 1,136,821 shares of GetThere's series C convertible preferred stock at an exercise price of $11.20 per share.

   In connection with United Air Lines' purchase of GetThere's series C convertible preferred stock in May 1998, GetThere granted United Air Lines an option to purchase one share of series D1 convertible preferred stock and one share of series D2 convertible preferred stock. Each of the series D1 convertible preferred stock and the series D2 convertible preferred stock carries with it the right to elect one member to GetThere's Board of Directors. In December 1999 United Air Lines exercised its options to purchase the D1 and D2 shares, and named Frederic F. Brace and Christopher D. Bowers as its Series D1 and Series D2 appointees to the Board of Directors.

   All future transactions, including loans, if any, between GetThere and the Company's officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will continue to be on terms no less favorable to GetThere than could be obtained from unaffiliated third parties.

Indebtedness of Management

   The following executive officers and relatives of executive officers delivered to the Company full-recourse promissory notes to purchase restricted stock under the 1996 Stock Incentive Plan. The full principal amount and accrued interest under each note remain outstanding. The terms of the notes are summarized below:

                         Highest Loan Balance
                          During Period From  Loan Balance on
                         February 1, 1999 to    January 31,
Name                       January 31, 2000        2000       Date of Maturity   Interest Rate
----                     -------------------- --------------- ----------------   -------------
Gadi Maier..............      $1,033,115        $1,033,115     June 21, 2004         5.37%
Kenneth R. Pelowski.....         518,995           518,995      May 12, 2004(1)      5.22
Eric R. Sirkin..........         289,272           289,272     June 21, 2004(1)      5.37
Al Whaley...............         144,917           144,917     June 21, 2004(1)      5.37
Daniel Whaley...........         325,431           325,431     June 21, 2004         5.37

--------
(1) Also becomes due 180 days after employment with the Company terminates for any reason.

   Messrs. Maier, Pelowski, Sirkin and Daniel Whaley are executive officers. Al Whaley is a co-founder and former chief technical officer.

   The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, or the Compensation Committee and will continue to be on terms favorable to the Company than could be obtained from unaffiliated third parties.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

   The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their transactions in the Common Stock and their Common Stock holdings during the fiscal year ended January 31, 2000 and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the fiscal year ended January 31, 2000, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

                                   FORM 10-K

   THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO GETTHERE.COM, INC., 4045 CAMPBELL AVENUE, MENLO PARK, CALIFORNIA 94025, ATTN: INVESTOR RELATIONS.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

   Stockholder proposals that are intended to be presented at the 2001 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than January 2, 2001, in order to be included. Such stockholder proposals should be addressed to GetThere.com, Inc., 4045 Campbell Avenue, Menlo Park, California, 94025, Attn: Investor Relations.

   Pursuant to new amendments to Rule 14a-4(c) of the Securities and Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2001 annual meeting of stockholders does not notify the Company of such proposal on or prior to April 12, 2001, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2001 Proxy Statement. The Company currently believes that the 2001 annual meeting of stockholders will be held during the last week of June, 2001.

                                 OTHER MATTERS

   The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER of THE BOARD of DIRECTORS
                                          OF GETTHERE.COM, INC.

                                          /s/ Kenneth R. Pelowski
                                          _____________________________________
                                          Chief Operating Officer, Chief
                                          Financial Officer, and Secretary
Menlo Park, California
June 2, 2000


 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

 THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                                                       EXHIBIT A

                        CERTIFICATE OF AMENDMENT OF THE
               CERTIFICATE OF INCORPORATION OF GETTHERE.COM, INC.

   GetThere.com, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation")

   DOES HEREBY CERTIFY:

     FIRST: The name of the Corporation is GetThere.com, Inc.

     SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is August 13, 1999, under the name of GetThere.com, Inc.

     THIRD: That at a regularly scheduled meeting of the Board of Directors, the Board of Directors of the Corporation adopted the following resolution setting forth a proposed amendment to the Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and directing that said amendment be submitted to the stockholders at the next annual stockholder meeting and that a vote of the stockholders entitled to vote thereon shall be taken for and against said amendment:

       "RESOLVED, that Article 1 of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

         "The name of this Corporation is GetThere Inc.""

     FOURTH: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

   IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be signed by its President
this     day of June, 2000.

                                          GetThere Inc.

                                                    /s/ Gadi Maier
                                          By: _________________________________
                                                        Gadi Maier
                                                Chief Executive Officer and
                                                         President

PROXY                          GETTHERE.COM, INC.                         PROXY
                             4045 Campbell Avenue
                         Menlo Park, California 94025

 This Proxy is Solicited on Behalf of the Board of Directors of GetThere.com,
     Inc. for the Annual Meeting of Stockholders to be held June 23, 2000

     The undersigned holder of Common Stock, par value $0.0001, of GetThere.com, Inc. (the "Company") hereby appoints Gadi Maier or Kenneth R. Pelowski, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, June 23, 2000 at 10:00 a.m. local time, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

     This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSAL 2, AND FOR PROPOSAL 3, AND IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF GETTHERE.COM, INC., YOU MAY SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   (Reverse)
                              GETTHERE.COM, INC.

        [X] Please mark vote
            as in this example

1. To elect the following director to serve for a term ending upon the 2003 Annual Meeting of Stockholders or until his successor is elected and qualified:

    Nominee:  Kenneth R. Pelowski

FOR             WITHHELD


[_]               [_]



2.  To amend the Company's           FOR   AGAINST   ABSTAIN
    Certificate of Incorporation
    to change the  Company's         [_]      [_]     [_]
    official  name to
    "GetThere Inc."

3.  To ratify the appointment        FOR   AGAINST   ABSTAIN
    of PricewaterhouseCoopers, LLP
    as the Company's independent     [_]      [_]      [_]
    accountants for the fiscal year
    ending January 31, 2001.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature: __________ Signature (if held jointly): _________ Date: _______, 2000

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

PROXY                          GETTHERE.COM, INC.                       PROXY
                              4045 Campbell Avenue
                         Menlo Park, California  94025


  This Proxy is Solicited on Behalf of the Board of Directors of GetThere.com,
     Inc. for the Annual Meeting of Stockholders to be held June 23, 2000

     The undersigned holder of Series D1 Preferred Stock, par value $0.0001, of GetThere.com, Inc. (the "Company") hereby appoints Gadi Maier or Kenneth R. Pelowski, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy the share of Series D1 Preferred Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, June 23, 2000 at 10:00 a.m. local time, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

     This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

     TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF GETTHERE.COM, INC., YOU MAY SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

     Please mark, sign, date and return this card promptly using the enclosed return envelope. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   (Reverse)
                               GETTHERE.COM, INC.

[X]  Please mark vote
     as in this example


1. To elect the following director to serve for a term ending upon the 2001 Annual Meeting of Stockholders or until his successor is elected and qualified:

     Nominee:  Frederic F. Brace


FOR           WITHHELD


[_]             [_]



The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature: ___________________ Signature (if held jointly): ____________________  Date: ____________, 2000

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

PROXY                         GETTHERE.COM, INC.                          PROXY
                             4045 Campbell Avenue
                         Menlo Park, California 94025

 This Proxy is Solicited on Behalf of the Board of Directors of GetThere.com,
     Inc. for the Annual Meeting of Stockholders to be held June 23, 2000

     The undersigned holder of Series D2 Preferred Stock, par value $0.0001, of GetThere.com, Inc. (the "Company") hereby appoints Gadi Maier or Kenneth R. Pelowski, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy the share of Series D2 Preferred Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, June 23, 2000 at 10:00 a.m. local time, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

     This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

     TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF GETTHERE.COM, INC., YOU MAY SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   (Reverse)
                              GETTHERE.COM, INC.

          [X]   Please mark vote
                as in this example

1. To elect the following director to serve for a term ending upon the 2001 Annual Meeting of Stockholders or until his successor is elected and qualified:

    Nominee: Christopher D. Bowers

 FOR         WITHHELD

 [_]           [_]



The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature: ________________ Signature (if held jointly): ____________________  Date: _______________, 2000

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

PROXY                          GETTHERE.COM, INC.                         PROXY
                              4045 Campbell Avenue
                          Menlo Park, California 94025

 This Proxy is Solicited on Behalf of the Board of Directors of GetThere.com,
     Inc. for the Annual Meeting of Stockholders to be held June 23, 2000

    The undersigned holder of Series D3 Preferred Stock, par value $0.0001, of GetThere.com, Inc. (the "Company") hereby appoints Gadi Maier or Kenneth R. Pelowski, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy the share of Series D3 Preferred Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, June 23, 2000 at 10:00 a.m. local time, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

         This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

    TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF GETTHERE.COM, INC., YOU MAY SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   (Reverse)
                              GETTHERE.COM, INC.

           [X]  Please mark vote
                as in this example

1. To elect the following director to serve for a term ending upon the 2001 Annual Meeting of Stockholders or until his successor is elected and qualified:

    Nominee:  Jonathan S. Linen

 FOR         WITHHELD

 [_]            [_]



The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature: ____________________ Signature (if held jointly): __________________
Date: _______________, 2000

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.